UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09092

First Eagle Variable Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, NY			10105-4300
(Address of principal executive offices)			(Zip code)

Sheelyn Michael First Eagle Variable Funds 1345 Avenue of the Americas New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-212-632-2700

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.            Reports to Stockholders.

Annual Report

December 31, 2018

Overseas Variable Fund

Advised by First Eagle Investment Management, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seem", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2018

Table of Contents

Letter from the President	4
Management's Discussion of Fund Performance	6
Fund Overview	8
Schedule of Investments	10
Statement of Assets and Liabilities	18
Statement of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	22
Notes to Financial Statements	24
Report of Independent Registered Accounting Firm	36
Fund Expenses	37
General Information	41
Tax Information	42
Additional Information	43

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2018

Letter from the President (unaudited)

Mehdi Mahmud

Dear Fellow Shareholders,

We wrote in the last few letters about the distinction between volatility and risk, and the divergent paths they have taken. On the one hand, low equity volatility meant that the market marched steadily higher, thereby pricing increasingly optimistic scenarios into future expectations. On the other hand, the risk side of the ledger grew meaningfully over time across the spectrum of stretched asset valuations, inflated fiscal imbalances and thorny geopolitical tensions. Sooner or later, the dichotomy between volatility and risk had to correct, either with increased volatility and concomitant negative impact on asset valuations, or through the benign resolution of key risks. Over the course of 2018, many of the key risks have come into sharper focus in the broader market, and we are experiencing an increase in volatility and consequent contraction in asset valuations. We see this increase in risk-perception as a positive development over the longer term.

Emerging equity and debt markets have remained under pressure for much of the year. In particular, stocks in China generally suffered steep declines with the equity market down 19% for 2018, based on the MSCI China Index. Problems in China run deeper than the trade dispute with the U.S. China has been at the epicenter of the boom in global money-supply growth and debt creation, which has been the source of sustained economic growth not only in China but also across the globe. Even small downshifts in economic conditions could cause the debt cycle to turn viciously negative, and we believe investors are only beginning to understand and price the potential impact of this risk into asset valuations.

Europe continues to struggle with growth, and the rise of nationalism is starting to nip at the edges of the grand experiment that is the European Union—Brexit and the recently proposed Italian budget are striking examples, but the theme manifests itself in political trends across much of Europe. European unemployment is down, as it is in many regions, and commentators say that economic conditions appear benign, but we wonder to what extent economic conditions supported by negative real interest rates should be considered "benign." European banks' share prices are down substantially and could be the proverbial canary in the coal mine.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2018

Letter from the President (unaudited)

Conditions in the U.S. are in stark contrast with most large economies. The U.S. economy has recovered strongly from the Great Recession, and unemployment is at 3.7%,* a level last seen in the late 1960s. What worries us about the U.S. is the budget deficit, which is currently at 4%* and is expected to grow. This deficit is large relative to where we are in the business cycle, and it raises the specter of even larger deficits if the economy were to weaken. By comparison, when unemployment was last approximately 4%* in the late 1990s, the U.S. had a budget surplus. It will take a few more quarters to determine how much of the recent growth in corporate earnings was the result of fiscal stimulus, including tax reform, and how much of that growth might be self-sustaining.

More generally, economies around the world did not use the upcycle since the global financial crisis to deleverage; if anything, the leverage that was applied to aid in recovery efforts has multiplied over time. As a result, debt (in proportion to GDP) is higher than in 2007-2008 for most developed markets. The recent increase in financial market volatility—across all asset classes, not just equities—is a sign that investors are finally beginning to factor risk into their assessments of valuation. This is a healthy, if sometimes nerve-wracking, process.

Our patient, long-term-oriented, "margin-of-safety" driven approach to value investing has led us in our view to be positioned appropriately for current conditions. We believe it is important to remain prudent and to proceed with caution while taking advantage of volatility by deploying capital into great businesses at sensible valuations.

We are thankful for the opportunity to serve you.

Sincerely,

Mehdi Mahmud
President

February 2019

*  Source: Bloomberg

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2018

Management's Discussion of Fund Performance (unaudited)

First Eagle Overseas Variable Fund

The net asset value ("NAV") of the Fund's shares decreased 10.55% for the twelve months ended December 31, 2018 while the MSCI EAFE Index decreased 13.79%. The Fund's cash and cash equivalents position was 13.9% as of December 31, 2018.

The five largest contributors to the performance of First Eagle Overseas Variable Fund over the period were Hoya Corp. (health care equipment & supplies, Japan), Jardine Matheson Holdings Ltd. (industrial conglomerates, Hong Kong), Secom Co. Ltd. (commercial services & supplies, Japan), Hopewell Holdings Ltd. (industrial conglomerates, Hong Kong) and Robertet SA (chemicals, France) collectively accounting for 0.96% points of this period's performance.

The five largest detractors were HeidelbergCement AG (construction materials, Germany), Cielo SA (information technology services, Brazil), TechnipFMC plc (energy equipment & services, United Kingdom), British American Tobacco plc (tobacco, United Kingdom) and FANUC Corp. (machinery, Japan). Their combined negative performance over the period subtracted 3.74% points from performance.

Matthew McLennan Head of the Global Value Team Portfolio Manager	T. Kimball Brooker, Jr. Portfolio Manager

February 2019

The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at feim.com or by calling 800.334.2143.

Performance data quoted herein does not reflect charges imposed by variable annuity contracts and variable life insurance policies issued by the life insurance companies through which the Fund is offered. If those account-level fees and expenses were reflected, performance would be lower.

The commentary represents the opinion of Mehdi Mahmud and the Global Value Team as of February 2019 and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2018

Management's Discussion of Fund Performance (unaudited)

events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. These risks may be more pronounced with respect to investments in emerging markets. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of risk than funds whose investments are diversified and may not be suitable for all investors.

All securities may be subject to adverse market trends. The value of a Fund's portfolio holdings may fluctuate in response to events specific to the companies or stock or bond markets in which a Fund invests, as well as economic, political, or social events in the United States or abroad. This may cause a Fund's portfolio to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole.

In addition to investments in larger companies, the Fund may invest in small and medium-size companies, which historically have been more volatile in price than larger company securities, especially over the short term. Positions in smaller companies, especially when the Fund is a large holder of a small company's securities, also may be more difficult or expensive to trade. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. The Funds consider small companies to be companies with market capitalizations of less than $1 billion and medium-size companies to have market capitalizations of less than $10 billion.

Investment in gold and gold-related investments present certain risks, including political and economic risks affecting the price of gold and other precious metals like changes in U.S. or foreign regulatory policies, tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of investments in such securities may also be affected. Gold-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold-related investments have traditionally been more volatile than investments in broader equity or debt markets.

Funds that invest in bonds are subject to credit and interest rate risk. The value of a fund's portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. In addition, fluctuations in interest rates can affect the value of debt instruments held by a fund. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. Longer duration instruments tend to be more sensitive to interest rate changes than those with shorter durations.

Income generation and dividends are not guaranteed. If dividend paying stocks in the fund's portfolio stop paying or reduce dividends the fund's ability to generate income will be adversely affected.

An investment made at a perceived "margin of safety" or "discount to intrinsic or fundamental value" can trade at prices substantially lower than when an investment is made, so that any perceived "margin of safety" or "discount to value" is no guarantee against loss.

All investments involve the risk of loss.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2018

First Eagle Overseas Variable Fund

Fund Overview

Data as of December 31, 2018 (unaudited)

Investment Objective

First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies.

Average Annual Returns (%)	One-Year	Five-Years	Ten-Years
First Eagle Overseas Variable Fund	-10.55	1.63	6.59
MSCI EAFE Index	-13.79	0.53	6.32
Consumer Price Index	1.91	1.52	1.80

Asset Allocation* (%)

Sectors* (%)
Industrials	12.6
Financials	11.5
Consumer Staples	11.4
Materials	10.7
Commodities	8.9
Consumer Discretionary	6.2
Communication Services	5.7
Health Care	5.2
Real Estate	4.8
Energy	3.5
Information Technology	3.1
Foreign Government Securities	2.2
U.S. Treasury Obligations	0.3
Short-Term Investments	13.9

Countries*~ (%)

Japan	19.9
United States	10.8
United Kingdom	9.5
France	9.0
Canada	6.8
Hong Kong	5.9
South Korea	4.0
Switzerland	3.7
Singapore	2.4
Sweden	1.9
Germany	1.8
Mexico	1.7
Thailand	1.3
Belgium	1.2
Chile	0.9
Norway	0.8
Brazil	0.6
Taiwan	0.5
Greece	0.5
Australia	0.5
Denmark	0.5
Ireland	0.4
Poland	0.3
Russia	0.3
Indonesia	0.2
Netherlands	0.2
Israel	0.1
Turkey	0.1
Africa	0.1
Italy	0.1
Malaysia	0.1
Short-Term Investments	13.9

*  Asset Allocation, Sector and Countries percentages are based on total investments in the portfolio.

~  Country allocations reflect country of risk (not currency of issue). Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2018

First Eagle Overseas Variable Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Performance data quoted herein does not reflect charges imposed by variable annuity contracts and variable life insurance policies issued by the life insurance companies through which the Fund is offered. If those account-level fees and expenses were reflected, performance would be lower.

The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The MSCI EAFE Index is an unmanaged total return index, reported in U.S. Dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 21 developed market countries. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households. One cannot invest directly in an index.

Top 10 Holdings* (%)

Gold bullion (Precious Metal)	8.9
FANUC Corp. (Machinery, Japan)	2.3
Danone SA (Food Products, France)	2.0
KDDI Corp. (Wireless Telecommunication Services, Japan)	2.0
Nestle SA (Registered) (Food Products, Switzerland)	2.0
Secom Co. Ltd. (Commercial Services & Supplies, Japan)	1.9
Sompo Holdings, Inc. (Insurance, Japan)	1.8
Nutrien Ltd. (Chemicals, Canada)	1.7
Jardine Matheson Holdings Ltd. (Industrial Conglomerates, Hong Kong)	1.7
Mitsubishi Estate Co. Ltd. (Real Estate Management & Development, Japan)	1.7
Total	26.0

*  Holdings in cash, commercial paper and other short term cash equivalents have been excluded.

Percentages are based on total net assets.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2018

First Eagle Overseas Variable Fund | Schedule of Investments | December 31, 2018

Investments	Shares	Value ($)
Common Stocks — 74.7%
Africa — 0.1%
Randgold Resources Ltd., ADR	3,553	294,803
Australia — 0.5%
Newcrest Mining Ltd.	112,915	1,735,399
Belgium — 1.2%
Groupe Bruxelles Lambert SA	38,487	3,353,859
Sofina SA	4,345	825,256
		4,179,115
Brazil — 0.6%
Cielo SA	872,351	1,999,440
Canada — 6.8%
Agnico Eagle Mines Ltd.	47,148	1,902,911
Barrick Gold Corp.	144,918	1,962,190
Canadian Natural Resources Ltd.	26,414	637,326
Cenovus Energy, Inc.	262,196	1,843,238
Franco-Nevada Corp.	21,322	1,495,133
Goldcorp, Inc.	169,048	1,656,670
Imperial Oil Ltd.	156,091	3,954,869
Nutrien Ltd.	127,837	6,008,339
Power Corp. of Canada	108,905	1,956,812
Wheaton Precious Metals Corp.	98,615	1,925,951
		23,343,439
Chile — 0.9%
Cia Cervecerias Unidas SA, ADR	115,867	2,911,738
Denmark — 0.5%
ISS A/S	60,814	1,702,597
France — 9.0%
Bouygues SA	55,324	1,986,620
Cie de Saint-Gobain	100,291	3,329,310
Danone SA	99,223	6,993,497
Laurent-Perrier	22,658	2,466,238
Legrand SA	17,663	998,533
Rexel SA	177,187	1,887,414
Robertet SA	4,522	2,725,249

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2018

First Eagle Overseas Variable Fund | Schedule of Investments | December 31, 2018

Investments	Shares	Value ($)
France — 9.0% (continued)
Sabeton SA	4,600	109,099
Sanofi	55,270	4,794,669
Sodexo SA	39,392	4,039,865
Wendel SA	12,347	1,481,087
		30,811,581
Germany — 1.8%
Hamburger Hafen und Logistik AG	37,106	735,725
HeidelbergCement AG	58,724	3,599,653
Telefonica Deutschland Holding AG	445,331	1,752,788
		6,088,166
Greece — 0.5%
JUMBO SA	124,497	1,814,412
Hong Kong — 5.9%
CK Asset Holdings Ltd.	323,500	2,366,914
Great Eagle Holdings Ltd.	603,814	2,587,534
Guoco Group Ltd.	254,670	3,240,155
Hang Lung Properties Ltd.	1,774,251	3,372,363
Hysan Development Co. Ltd.	421,760	2,005,631
Jardine Matheson Holdings Ltd.	84,180	5,861,348
Jardine Strategic Holdings Ltd.	7,800	285,980
Swire Properties Ltd.	133,724	469,858
		20,189,783
Ireland — 0.4%
CRH plc	54,690	1,447,748
Israel — 0.1%
Israel Chemicals Ltd.	86,486	491,766
Italy — 0.1%
Italmobiliare SpA	13,124	276,377
Japan — 19.9%
As One Corp.	29,680	2,031,527
Chofu Seisakusho Co. Ltd.	58,785	1,120,114
Daiichikosho Co. Ltd.	58,230	2,767,774
FANUC Corp.	51,780	7,858,118
Hirose Electric Co. Ltd.	28,980	2,835,227

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2018

First Eagle Overseas Variable Fund | Schedule of Investments | December 31, 2018

Investments	Shares	Value ($)
Japan — 19.9% (continued)
Hoya Corp.	40,760	2,457,830
Kansai Paint Co. Ltd.	79,080	1,518,913
KDDI Corp.	288,700	6,898,464
Keyence Corp.	7,800	3,942,478
Komatsu Ltd.	8,700	186,963
Mitsubishi Electric Corp.	184,800	2,037,900
Mitsubishi Estate Co. Ltd.	363,760	5,723,221
MS&AD Insurance Group Holdings, Inc.	102,800	2,922,120
Nagaileben Co. Ltd.	37,310	803,878
Nissin Foods Holdings Co. Ltd.	20,100	1,259,400
NTT DOCOMO, Inc.	183,600	4,125,350
Secom Co. Ltd.	77,660	6,441,941
Secom Joshinetsu Co. Ltd.	19,594	571,436
Shimano, Inc.	17,960	2,531,773
SK Kaken Co. Ltd.	2,038	930,065
SMC Corp.	7,860	2,366,431
Sompo Holdings, Inc.	183,800	6,243,705
T Hasegawa Co. Ltd.	48,800	691,065
		68,265,693
Mexico — 0.7%
Fresnillo plc	162,144	1,781,660
Industrias Penoles SAB de CV	61,384	749,474
		2,531,134
Netherlands — 0.2%
HAL Trust	4,628	705,420
Norway — 0.8%
Orkla ASA	338,712	2,652,083
Russia — 0.3%
Gazprom PJSC, ADR	257,200	1,138,706
Singapore — 1.7%
ComfortDelGro Corp. Ltd.	655,410	1,035,250
Haw Par Corp. Ltd.	552,113	4,869,143
		5,904,393

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2018

First Eagle Overseas Variable Fund | Schedule of Investments | December 31, 2018

Investments	Shares	Value ($)
South Korea — 4.0%
Fursys, Inc.*	39,392	1,082,597
Hyundai Mobis Co. Ltd.*	11,293	1,926,748
Kia Motors Corp.*	123,700	3,728,550
KT&G Corp.	48,099	4,379,251
Lotte Confectionery Co. Ltd.*	2,996	405,276
Lotte Corp.*	17,807	841,302
NongShim Co. Ltd.*	6,038	1,373,158
		13,736,882
Sweden — 1.9%
Industrivarden AB, Class C	37,555	760,342
Investor AB, Class A	96,942	4,144,043
Investor AB, Class B	16,963	720,831
Svenska Handelsbanken AB, Class A	82,341	916,099
		6,541,315
Switzerland — 3.7%
Cie Financiere Richemont SA (Registered)	48,507	3,128,101
Nestle SA (Registered)	83,796	6,801,117
Pargesa Holding SA	35,541	2,563,292
		12,492,510
Taiwan — 0.6%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	50,485	1,863,401
Thailand — 1.2%
Bangkok Bank PCL, NVDR	589,505	3,679,145
Bangkok Bank PCL	600	3,819
Thai Beverage PCL	1,255,292	562,724
		4,245,688
Turkey — 0.1%
AG Anadolu Grubu Holding A/S	191,062	370,111
United Kingdom — 9.5%
Berkeley Group Holdings plc	67,421	2,990,331
British American Tobacco plc	177,634	5,652,141
BT Group plc	529,834	1,611,011
Diageo plc	79,820	2,852,321
GlaxoSmithKline plc	160,354	3,056,030

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2018

First Eagle Overseas Variable Fund | Schedule of Investments | December 31, 2018

Investments	Shares		Value ($)
United Kingdom — 9.5% (continued)
Hiscox Ltd.		79,291	1,638,827
Liberty Global plc, Class C*		51,121	1,055,138
Linde plc		18,618	2,955,490
Lloyds Banking Group plc		6,245,221	4,116,731
TechnipFMC plc		228,469	4,473,423
Unilever NV, CVA		16,017	867,677
WPP plc		119,521	1,300,746
			32,569,866
United States — 1.7%
Newmont Mining Corp.		40,363	1,398,578
Royal Gold, Inc.		15,855	1,357,981
Willis Towers Watson plc		19,905	3,022,773
			5,779,332
Total Common Stocks (Cost $209,434,738)			256,082,898
	Ounces
Commodities — 8.9%
Gold bullion* (Cost $21,976,701)		23,642	30,310,427
	Principal Amount ($)
Foreign Government Securities — 2.2%
Indonesia — 0.2%
Indonesia Treasury Bond 8.25%, 7/15/2021	IDR	10,534,000,000	742,618
Malaysia — 0.1%
Malaysia Government Bond 3.66%, 10/15/2020	MYR	648,000	157,138
Mexico — 1.0%
Mexican Bonos 5.00%, 12/11/2019	MXN	12,564,600	618,654
6.50%, 6/10/2021	MXN	24,710,000	1,200,145
6.50%, 6/9/2022	MXN	30,040,000	1,434,577
			3,253,376

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2018

First Eagle Overseas Variable Fund | Schedule of Investments | December 31, 2018

Investments	Principal Amount ($)		Value ($)
Poland — 0.3%
Poland Government Bond 3.25%, 7/25/2019	PLN	4,348,000	1,176,638
Singapore — 0.6%
Singapore Government Bond 3.25%, 9/1/2020	SGD	1,882,000	1,411,359
2.25%, 6/1/2021	SGD	1,077,000	797,751
			2,209,110
Total Foreign Government Securities (Cost $8,073,194)			7,538,880
U.S. Treasury Obligations — 0.3%
U.S. Treasury Notes 1.13%, 1/15/2019 (Cost $999,708)		1,000,000	999,588
Short-Term Investments — 13.9%
Commercial Paper — 13.9%
Avery Dennison Corp. 2.70%, 1/2/2019 (a)		5,940,000	5,939,109
BP Capital Markets plc 2.40%, 1/4/2019 (a)		670,000	669,827
Eni Finance USA, Inc. 2.75%, 1/2/2019 (a)(b)		4,653,000	4,652,285
Hitachi America Capital Ltd. 2.65%, 1/2/2019 (a)(b)		14,849,000	14,846,798
LVMH Moet Hennessy Louis Vuitton, Inc. 2.54%, 1/7/2019 (a)		770,000	769,639
NRW Bank 2.33%, 1/16/2019 (a)(b)		4,582,000	4,576,870
2.65%, 2/14/2019 (a)(b)		2,650,000	2,641,305
Siemens Capital Co. LLC 2.57%, 3/7/2019 (a)(b)		2,715,000	2,702,228
2.62%, 3/15/2019 (a)(b)		4,650,000	4,625,272
Unilever Capital Corp. 2.48%, 2/1/2019 (a)(b)		6,325,000	6,310,827
Total Commercial Paper (Cost $47,738,198)			47,734,160

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2018

First Eagle Overseas Variable Fund | Schedule of Investments | December 31, 2018

Investments	Shares	Value ($)
Investment Companies — 0.0% (c)
JP Morgan U.S. Government Money Market Fund, Agency Shares 2.25% (d) (Cost $10,579)	10,579	10,579
Total Short-Term Investments (Cost $47,748,777)		47,744,739
Total Investments — 100.0% (Cost $288,233,118)		342,676,532
Liabilities in excess of other assets — (0.0)% (c)		(20,570)
Net Assets — 100.0%		342,655,962

*  Non-income producing security.

(a)  The rate shown was the current yield as of December 31, 2018.

(b)  Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.

(c)  Represents less than 0.05% of net assets.

(d)  Represents 7-day effective yield as of December 31, 2018.

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$81,845,808
Aggregate gross unrealized depreciation	(41,805,083)
Net unrealized appreciation	$40,040,725
Federal income tax cost	$302,554,308

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2018

First Eagle Overseas Variable Fund | Schedule of Investments | December 31, 2018

Forward Foreign Currency Exchange Contracts outstanding as of December 31, 2018

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	594,914	EUR	507,000	UBS AG	1/16/2019	$13,369
USD	987,321	GBP	761,000	UBS AG	1/16/2019	16,706
USD	992,143	EUR	839,000	HSBC Bank plc	2/13/2019	27,468
USD	617,231	GBP	468,000	HSBC Bank plc	2/13/2019	19,480
USD	2,138,251	EUR	1,812,000	Bank of New York Mellon	5/15/2019	38,439
USD	583,111	GBP	436,000	Bank of New York Mellon	5/15/2019	23,824
USD	5,976,889	EUR	5,103,000	Goldman Sachs	6/19/2019	45,287
USD	776,311	GBP	584,000	Goldman Sachs	6/19/2019	25,939
USD	263,764	GBP	204,000	JPMorgan Chase Bank	7/17/2019	1,311
Total unrealized appreciation						211,823
USD	355,701	JPY	38,983,000	UBS AG	1/16/2019	(366)
USD	2,822,222	JPY	311,936,000	HSBC Bank plc	2/13/2019	(33,086)
USD	4,577,347	JPY	504,831,000	Bank of New York Mellon	5/15/2019	(79,733)
USD	2,891,146	JPY	321,293,000	Goldman Sachs	6/19/2019	(81,514)
USD	3,017,922	EUR	2,597,000	JPMorgan Chase Bank	7/17/2019	(8,141)
USD	4,130,553	JPY	455,156,000	JPMorgan Chase Bank	7/17/2019	(90,482)
Total unrealized depreciation						(293,322)
Net unrealized depreciation						$(81,499)

Abbreviations

ADR  — American Depositary Receipt

CVA  — Dutch Certification

EUR  — Euro

GBP  — British Pound

IDR  — Indonesian Rupiah

JPY  — Japanese Yen

MXN  — Mexican Peso

MYR  — Malaysian Ringgit

NVDR  — Non-Voting Depositary Receipt

PJSC  — Public Joint Stock Company

PLN  — Polish Zloty

SGD  — Singapore Dollar

USD  — United States Dollar

See Notes to Financial Statements.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2018

Statement of Assets and Liabilities

December 31, 2018

First Eagle Overseas Variable Fund
Assets
Investments, at Cost (Note 1)
Investments in securities of unaffiliated issuers	$266,256,417
Gold bullion	21,976,701
Investments, at Value (Note 1)
Investments in securities of unaffiliated issuers	312,366,105
Gold bullion	30,310,427
Cash	1,908
Unrealized appreciation on forward foreign currency exchange contracts	211,823
Receivable for investment securities sold	1,421,065
Foreign tax reclaims receivable	586,057
Receivable for Fund shares sold	30,786
Accrued interest and dividends receivable	512,176
Due from custodian	678,651
Other assets	66,294
Total Assets	346,185,292
Liabilities
Investment advisory fees payable (Note 2)	218,612
Payable for investment securities purchased	2,181,973
Distribution fees payable (Note 3)	72,871
Administrative fees payable (Note 2)	107,188
Trustee fees payable	4,461
Unrealized depreciation on forward foreign currency exchange contracts	293,322
Payable for Fund shares redeemed	99,059
Accrued expenses and other liabilities	551,844
Total Liabilities	3,529,330
Net Assets	$342,655,962
Net Assets Consist of
Capital stock (par value, $0.001 per share)	15,048
Capital surplus	290,487,629
Total distributable earnings (losses)	52,153,285
Net Assets	$342,655,962
Shares Outstanding (1,000,000,000 shares authorized):	15,047,700
Net asset value per share and redemption proceeds per share:	$22.77

See Notes to Financial Statements.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2018

Statement of Operations

December 31, 2018

First Eagle Overseas Variable Fund
Investment Income
Interest (net of $6,139 foreign taxes withheld)	$1,549,405
Dividends from unaffiliated issuers (net of $919,482 foreign taxes withheld)	7,447,499
Total Income	8,996,904
Expenses
Investment advisory fees (Note 2)	2,938,070
Distributions fees (Note 3)	979,357
Shareholder servicing agent fees	559,842
Administrative costs (Note 2)	305,603
Professional fees	258,528
Custodian and accounting fees	181,263
Shareholder reporting fees	84,638
Trustees' fees	11,938
Other expenses	23,505
Total Expenses	5,342,744
Expense reimbursement	(109,849)
Expense reductions due to earnings credits (Note 1)	(55)
Net Expenses	5,232,840
Net Investment Income (Loss) (Note 1)	3,764,064
Realized and Unrealized Gains ( Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains (losses) from:
Transactions in investment securities of unaffiliated issuers	11,504,826
Commodity related transactions	(41,676)
Settlement of foreign currency and foreign currency transactions	(86,213)
Settlement of forward foreign currency exchange contracts	1,719,079
13,096,016
Changes in unrealized appreciation (depreciation) of:
Investment securities of unaffiliated issuers and commodity related transactions (net of increase in deferred capital gain country tax accruals of $(14,435))	(58,458,485)
Foreign currency and foreign currency translations	9,318
Forward foreign currency exchange contracts	(78,620)
(58,527,787)
Net realized and unrealized gains (losses) on investments, commodity, foreign currency and forward contract related transactions	(45,431,771)
Net Decrease in Net Assets Resulting from Operations	$(41,667,707)

See Notes to Financial Statements.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2018

Statements of Changes in Net Assets

	First Eagle Overseas Variable Fund
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Operations
Net investment income	$3,764,064	$2,331,541
Net realized gain from investments, commodity, foreign currency and forward contract related transactions	13,096,016	26,331,679
Change in unrealized appreciation (depreciation) of investments, commodity, foreign currency and forward contract related translations	(58,527,787)	31,932,986
Net increase (decrease) in net assets resulting from operations	(41,667,707)	60,596,206
Distributions to Shareholders
Distributable earnings^	(28,137,746)	(20,851,558)
Decrease in net assets resulting from distributions	(28,137,746)	(20,851,558)
Fund Share Transactions
Net proceeds from shares sold	36,043,026	28,141,448
Net asset value of shares issued for reinvested dividends and distributions	28,137,746	20,851,558
Cost of shares redeemed	(80,220,204)	(100,219,763)
Decrease in net assets from Fund share transactions	(16,039,432)	(51,226,757)
Net decrease in net assets	(85,844,885)	(11,482,109)
Net Assets (Note 1)
Beginning of period	428,500,847	439,982,956
End of period	$342,655,962	$428,500,847
Changes in Shares Outstanding
Shares outstanding, beginning of period	15,462,359	17,300,155
Shares sold	1,353,328	1,021,042
Shares issued on reinvestment of distributions	1,222,849	759,066
Shares redeemed	(2,990,836)	(3,617,904)
Shares outstanding, end of period	15,047,700	15,462,359

^  The U.S. GAAP basis of distributions paid to shareholders during the fiscal year ended December 31, 2017 was as follows:

Dividends Paid from Net Investment Income	(4,497,684)
Distributions Paid from Net Realized Gains from Investment Transactions	(16,353,874)

See Notes to Financial Statements

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2018

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First Eagle Overseas Variable Fund

Financial Highlights

	Per share operating performance*
	Investment operation				Less dividends and distributions
Selected per share data for the year ended:	Net asset value, beginning of period	Net investment income	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Total distributions	Net asset value, end of period
December 31, 2018	$27.71	0.26	(3.16)	(2.90)	(0.60)	(1.44)	(2.04)	$22.77
December 31, 2017	$25.43	0.15	3.55	3.70	(0.31)	(1.11)	(1.42)	$27.71
December 31, 2016	$24.81	0.16	1.12	1.28	(0.15)	(0.51)	(0.66)	$25.43
December 31, 2015	$26.31	0.17	0.29	0.46	(0.18)	(1.78)	(1.96)	$24.81
December 31, 2014	$29.76	0.17	(0.59)	(0.42)	(0.85)	(2.18)	(3.03)	$26.31

*  Per share amounts have been calculated using the average shares method.

(a)  Performance data quoted herein does not reflect charges imposed by variable annuity contracts and variable life insurance policies issued by the life insurance companies through which the Fund is offered. If those account-level fees and expenses were reflected, performance would be lower.

See Notes to Financial Statements.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2018

			Ratios/Supplemental data
			Ratios to Average Net Assets of
Selected per share data for the year ended:	Total Return(a)	Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee reimbursement	Operating expenses including earnings credits and/or fee reimbursement	Net investment income excluding earnings credits and/or fee reimbursement	Net investment income including earnings credits and/or fee reimbursement	Portfolio turnover rate
December 31, 2018	(10.55)%	$342,656	1.36%	1.34%	0.93%	0.96%	13.39%
December 31, 2017	14.58%	$428,501	1.36%	1.36%	0.53%	0.53%	9.20%
December 31, 2016	5.17%	$439,983	1.30%	1.30%	0.60%	0.60%	6.44%
December 31, 2015	1.84%	$480,222	1.30%	1.30%	0.61%	0.61%	11.86%
December 31, 2014	(1.23)%	$545,000	1.28%	1.28%	0.54%	0.54%	15.23%

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2018

Notes to Financial Statements

Note 1 — Significant Accounting Policies

First Eagle Variable Funds (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust consists of one portfolio, First Eagle Overseas Variable Fund (the "Fund"). The Trust is a Delaware statutory trust and was until March 31, 2004 a Maryland Corporation operating under the name First Eagle Variable Funds, Inc. The First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies. The shares of the Fund may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts. At December 31, 2018, the Fund is offered as an investment option by two insurance companies and accordingly a decision by any insurance company to withdraw its participation may have a negative impact on the Fund.

First Eagle Investment Management, LLC (the "Adviser"), a subsidiary of First Eagle Holdings, Inc. ("First Eagle Holdings"), manages the Fund. Investment funds managed by The Blackstone Group, LP and Corsair Capital LLC and certain co-investors own a controlling interest in First Eagle Holdings and the Adviser through BCP CC Holdings L.P.

The following is a summary of significant accounting policies that are adhered to by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles ("GAAP").

a)  Investment valuation — The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is generally valued at the price of the official close (last sales price if an official closing price is not available) as of the local market close on the primary exchange. If there are no round lot sales on such date, such security will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security is traded on the NASDAQ in which case, it is valued at the NASDAQ Official Closing Price. Such prices are provided by approved pricing vendors or other independent pricing sources.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2018

Notes to Financial Statements

All bonds, whether listed on an exchange or traded in the over-counter-market for which market quotations are readily available are generally priced at the evaluated bid price provided by an approved pricing service, or dealers in the over-the-counter markets in the United States or abroad. Pricing services and broker-dealers use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term investments are valued at evaluated bid prices.

Commodities (such as physical metals) are valued at a calculated evaluated mean price, as provided by an independent price source as of the close of the NYSE (normally 4:00 p.m. Eastern Time). Prior to June 18, 2018, commodities were valued at the indicative mean of the best-bid/best-offer immediately prior to the close of the NYSE.

Forward foreign currency exchange contracts are valued at the current cost of covering or offsetting such contracts, by reference to forward currency rates at the time the NYSE closes (normally 4:00 p.m. Eastern Time), as provided by an independent pricing source.

The exchange rates, as provided by an independent price source as of the close of the NYSE (normally 4:00 p.m. Eastern Time) are used to convert foreign security prices into U.S. dollars.

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the official close on the primary exchange or market on which they are traded. In the absence of such a quotation, a security may be valued at the last quoted sales price on the most active exchange or market as determined by the independent pricing agent. The Fund uses pricing services to identify the market prices of publicly traded securities in its portfolio. When market prices are determined to be "stale" as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be "fair valued" in accordance with procedures approved by the Board of Trustees ("Board"). The values assigned to the Fund's holdings therefore may differ on occasion from reported market values.

The Fund has adopted procedures under which movements in the prices for U.S. securities (beyond specified thresholds) occurring after the close of a foreign market may require fair valuation of securities traded in that foreign market. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors,

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2018

Notes to Financial Statements

including developments in foreign markets and security-specific events. The values assigned to the Fund's holdings therefore may differ on occasion from reported market values, especially during periods of higher market price volatility. The Board and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund than relying solely on reported market values.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments).

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations may be observable at any given time, but are currently treated by the Fund as unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

Fair valuation of securities, other financial investments or other assets (collectively, "securities") held by the Fund shall be determined in good faith under the supervision and responsibility of the Board. The Board has created a Board Valuation Committee (the "Committee") to oversee the execution of the valuation and liquidity procedures for the Fund.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2018

Notes to Financial Statements

The following is a summary of the Fund's inputs used to value the Fund's investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Assets:†
Common Stocks	$55,686,755	$200,396,143 (a)	$—	$256,082,898
Commodities*	—	30,310,427	—	30,310,427
Foreign Government Securities	—	7,538,880	—	7,538,880
Short-Term Investments	10,579	47,734,160	—	47,744,739
U.S. Treasury Obligations	—	999,588	—	999,588
Forward Foreign Currency Exchange Contracts**	—	211,823	—	211,823
Total	$55,697,334	$287,191,021	$—	$342,888,355
Liabilities:
Forward Foreign Currency Exchange Contracts**	$—	$(293,322)	$—	$(293,322)
Total	$—	$(293,322)	$—	$(293,322)

(a)  At December 31, 2018, certain non-U. S. securities applied the procedures under which movements in the price for U.S. securities (beyond specific thresholds) occurring after the close of a foreign market required fair valuation of securities traded in that foreign market. See Note 1(a) for additional details.

†  See Schedule of Investments for additional detailed categorizations.

*  Represents gold bullion.

**  Forward Foreign Currency Exchange Contracts are valued at net unrealized appreciation (depreciation) on the investment.

b)  Investment transactions and income — Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, the Fund accretes discounts and amortizes premiums on debt obligations using the effective yield method. Payments received from certain investments held by the Fund may be comprised of dividends, capital gains and return of capital. The Fund originally estimates the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

c)  Expenses — Certain expenses are shared with the First Eagle Funds, an affiliated fund group. Such costs are generally allocated using the ratio of the Fund's average daily net assets relative to the total average daily net assets of the First Eagle Funds. Earnings credits may reduce shareholder servicing agent fees by the amount of interest earned on balances with such service provider.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2018

Notes to Financial Statements

d)  Foreign currency translation — The books and records of the Fund are maintained in U.S. dollars. The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related interests, dividends and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations. However, for federal income tax purposes the Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

e)  Forward Foreign Currency Exchange Contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund has entered into forward foreign currency exchange contracts. The Fund enters into forward foreign currency exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Fund's currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward foreign currency exchange contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of different countries that the Fund invests in and serves as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. The Fund engages in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge.

The Fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward foreign currency exchange contracts outstanding at period end, if any, are listed after the Fund's Schedule of Investments. For the year ended December 31, 2018, the average monthly outstanding currency purchased and/or sold in U.S. dollars for forward foreign currency exchange contracts totaled $1,468,359 and $35,504,333, respectively.

The Fund adopted provisions surrounding disclosures of derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

In order to better define its contractual rights and to secure rights that may help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2018

Notes to Financial Statements

Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter ("OTC") derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. With respect to certain counterparties, in accordance with the terms of the ISDA Master Agreement, the Fund may be required to post or receive collateral in the form of cash or debt securities issued by the U.S. Government or related agencies. Daily movement of cash collateral is subject to minimum threshold amounts. Cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Collateral received by the Fund is held in a segregated account at the Fund's custodian bank. These amounts are not reflected on the Fund's Statement of Assets and Liabilities and are disclosed in the table below. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Asset and Liabilities.

At December 31, 2018, the Fund had the following forward foreign currency exchange contracts grouped into appropriate risk categories illustrated below:

			Gain or (Loss) on Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Net Realized Gains (losses)(3)	Change in Appreciation (Depreciation)(4)
Foreign currency	$211,823	$293,322	$1,719,079	($78,620)

(1)  Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.

(2)  Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

(3)  Statement of Operations location: Net realized gains (losses) from settlement of forward foreign currency exchange contracts.

(4)  Statement of Operations location: Changes in unrealized appreciation (depreciation) of forward foreign currency exchange contracts.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2018

Notes to Financial Statements

The following table presents the Fund's gross derivative assets by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Fund as of December 31, 2018:

Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount (Not Less Than $0)
Bank of New York Mellon	$62,263	$(62,263)	$—	$—
Goldman Sachs	71,226	(71,226)	—	—
HSBC Bank plc	46,948	(33,086)	—	13,862
JPMorgan Chase Bank	1,311	(1,311)	—	—
UBS AG	30,075	(366)	—	29,709
	$211,823	$(168,252)	$—	$43,571
Counterparty	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount (Not Less Than $0)
Bank of New York Mellon	$79,733	$(62,263)	$—	$17,470
Goldman Sachs	81,514	(71,226)	—	10,288
HSBC Bank plc	33,086	(33,086)	—	—
JPMorgan Chase Bank	98,623	(1,311)	—	97,312
UBS AG	366	(366)	—	—
	$293,322	$(168,252)	$—	$125,070

f)  Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities ("TIPS") which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The principal value of TIPS will be adjusted upward or downward and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. TIPS are subject to interest rate risk.

g)  Restricted Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund's Schedule of Investments.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2018

Notes to Financial Statements

h)  United States income taxes — No provision has been made for U.S. federal income taxes since it is the intention of the Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to the regulated investment company. The Fund declares and pays such income and capital gains on an annual basis.

The Fund adopted provisions surrounding income taxes, which require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that, based on their technical merits, have a more than 50% likelihood of being sustained upon examination. Management of the Trust has analyzed the Fund's tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements.

At December 31, 2018, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Net Investment	Undistributed Net Realized	Net Unrealized Appreciation	Capital Loss Carryforward
	Income	Gains	(Depreciation)	Short-Term	Long-Term
First Eagle Overseas Variable Fund	$1,686,473	$10,721,820	$39,823,566	$—	$—

The components of distributable earnings' differences between book basis and tax basis are primarily due to the treatment of passive foreign investment companies, treatment of forward foreign currency contracts and wash sales.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Fund after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. The Fund did not have capital losses to carry forward prior to the Act.

i)  Reclassification of capital accounts — As a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus GAAP, the following amounts were reclassified within the capital accounts:

	Undistributed Net Investment Income (loss)	Undistributed Net Realized Gains (Losses)	Capital Surplus
First Eagle Overseas Variable Fund	$417,064	$(417,064)	$—

The primary permanent differences causing such reclassification include the tax treatment of currency gains and losses and investments in passive foreign investment companies.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2018

Notes to Financial Statements

j)  Distributions to shareholders — Distributions to shareholders during the fiscal year ended December 31, 2018, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

	Ordinary Income		Long Term Capital Gains
	2018	2017	2018	2017
First Eagle Overseas Variable Fund	$8,325,349	$4,940,079	$19,812,397	$15,911,479

k)  Use of estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

l)  Foreign Taxes — The Fund may be subject to foreign taxes on income, and gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Note 2 — Investment Advisory, Custody and Administration Agreements; Transactions with Related Persons

For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Fund and the Adviser (the "Advisory Agreement"), an annual advisory fee at an annual rate of 0.75% of the average daily net assets of the Fund.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Fund, and in accordance with its agreement with the Adviser, the Fund reimburses the Adviser for costs (including personnel and other costs) related to those services. These reimbursements may not exceed an annual rate of 0.05% of the Fund's average daily net assets. For the year ended December 31, 2018, the Fund reimbursed the Adviser $187,873, and had a payable to the Adviser of $107,188.

The Fund has entered into a custody agreement with J.P. Morgan Chase Bank, N.A. ("JPM"). The custody agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. JPM serves as custodian of the Fund's portfolio securities and other assets. JPM has directly entered into a sub-custodial agreement to maintain the custody of gold bullion in the Fund. Under the terms of the custody agreement between the Fund and JPM, JPM maintains and deposits in separate accounts, cash, securities and other assets of the Fund. JPM is also required, upon the order of the Fund, to deliver securities held by JPM and the sub-custodian, and to make payments for securities purchased by the Fund. JPM has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2018

Notes to Financial Statements

The Fund has also entered into an agreement for administrative services with JPM, pursuant to which JPM provides certain financial reporting and other administrative services. JPM, as the Fund's administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Fund's custodian.

The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the eligible Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various First Eagle Funds until distribution in accordance with the Plan. As of December 31, 2018, balances to the Plan are included in the fees payable to the Trustees on the Statement of Assets and Liabilities.

Note 3 — Plans of Distribution

Under the terms of the Distribution Plan and Agreement (the "Plan") with FEF Distributors, LLC (the "Distributor"), pursuant to the provisions of Rule 12b-1 under the 1940 Act, the Fund may pay monthly a distribution related fee at an annual rate of up to 0.25% of the Fund's average daily net assets. Under the Plan, the Distributor will use amounts payable by the Fund in their entirety for payment to insurance companies which are the issuers of variable contracts invested in shares of the Fund, in order to pay or reimburse such insurance companies for distribution and shareholder servicing-related expenses incurred or paid by such insurance companies. For the year ended December 31, 2018, the distribution fee incurred by the Fund was $979,357.

Note 4 — Purchases and Sales of Securities

For the year ended December 31, 2018, purchases and proceeds from sales of investments, excluding short-term securities, were as follows:

Purchases excluding U.S. Government Securities	Sales and Maturities excluding U.S. Government Securities	Purchases of U.S. Government Securities	Sales and Maturities of U.S. Government Securities
43,066,287	50,886,317	992,695	—

Note 5 — Line of Credit

On June 18, 2018, the Fund, together with the First Eagle Funds, renewed a $200 million committed, unsecured line of credit ("Credit Facility") with JPM for the Fund and First Eagle Funds, to be utilized for temporarily financing the purchase or sale of securities for prompt delivery in the ordinary course of business or for temporarily financing the redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Under the Credit Facility arrangement, the Fund has agreed to pay an annual commitment fee on the unused balance, allocated pro rata, based on the relative asset size of the Fund. A portion of the commitment fees related to the line of credit are paid by the Fund and are included in other expenses in the Statement of Operations. During the year ended December 31, 2018, the Fund had no borrowings under the agreement.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2018

Notes to Financial Statements

Note 6 — Indemnification and Investment Risk

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund may have elements of risk not typically associated with investments in the United States due to its investments in foreign countries or regions. Such foreign investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund enters into derivatives which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment as reflected in the Statement of Assets and Liabilities.

Note 7 — New Accounting Pronouncements

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules which introduce two new regulatory reporting forms for investment companies—Form N-PORT and Form N-CEN—also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The Regulation S-X amendments had a compliance date of August 1, 2017, and are reflected in these financial statements. The Fund's compliance date for Form N-PORT is June 1, 2018, but the Fund will not be required to make its initial filing on Form N-PORT until the period ending March 31, 2019. The Fund's compliance date for Form N-CEN is June 1, 2018, and the Fund will make its initial filing on Form N-CEN for the period ending December 31, 2018. The adoption will have no effect on the Fund's net assets or results of operations.

In August 2018, the SEC adopted Final Rule Release No. 33-10532, Disclosure Update and Simplification. The new rule amends certain disclosure requirements that the SEC determined to be redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2018

Notes to Financial Statements

significantly altering the total mix of information provided to investors. The amendments to Regulation S-X were applied to the Fund's financial statements in the current period. The adoption had no effect on the Fund's net assets or results of operations.

In August 2018, the Financial Accounting Standards Board issued ASU No. 2018-13, Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurements ("ASU 2018-13"). The amendments in ASU 2018-13 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. The Fund has elected to early adopt ASU 2018-13 and the amendments are reflected in the current year financial statements. The adoption had no effect on the Fund's net assets or results of operations.

Note 8 — Subsequent Events

In accordance with the provision surrounding Subsequent Events adopted by the Fund, management has evaluated the possibility of subsequent events existing in the Fund's financial statements. Management has determined that there are no material events that would require disclosure in the Fund's financial statements.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2018

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of First Eagle Variable Funds and Shareholders of First Eagle Overseas Variable Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of First Eagle Overseas Variable Fund (the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

New York, New York
February 25, 2019

We have served as the auditor of one or more investment companies advised by First Eagle Investment Management, LLC since 2006.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2018

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2018 and held for the six-months ended December 31, 2018.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2018

Fund Expenses (unaudited)

Based on Actual Total Return(1)

Actual Total Return without Sales Charges(2)	Beginning Account Date Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid during the Period(3)
First Eagle Overseas Variable Fund
-7.68%	$1,000	$923.20	1.35%	$6.54

(1)  For the six-months ended December 31, 2018.

(2)  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.

(3)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2018

Fund Expenses (unaudited)

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This example is based on an investment of $1,000 invested on July 1, 2018 and held for the six-months ended December 31, 2018.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2018

Fund Expenses (unaudited)

Based on Hypothetical Total Return(1)

Hypothetical Annualized Total Return	Beginning Account Date Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid during the Period(2)
First Eagle Overseas Variable Fund
5.00%	$1,000	$1,018.40	1.35%	$6.87

(1)  For the six-months ended December 31, 2018.

(2)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2018

General Information (unaudited)

Quarterly Form N-Q portfolio schedule

The First Eagle Variable Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's Web site at www.sec.gov. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain (1) a description of the Fund's proxy voting policies, (2) a description of the Fund's proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent twelve-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1.800.334.2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2018

Tax Information

Fiscal Year Ended December 31, 2018 (unaudited)

The Fund designates the following amounts (or the maximum amount allowable) distributed during the fiscal year ended December 31, 2018:

Long-Term Capital Gains
First Eagle Overseas Variable Fund*	$19,812,397

* The Fund paid foreign taxes of $916,958 and recognized Section 853 foreign source income of $3,707,561. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates such amounts (of the maximum amount allowable) as having been paid in connection with dividends distributed from investment company taxable income during the fiscal year ended December 31, 2018.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2018

Additional Information (unaudited)

Management of the Trust

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Funds and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust's Board of Trustees are not "interested persons" as that term is defined in the Investment Company Act.

Independent Trustees(1)

Lisa Anderson | Trustee | December 2005 to present
1345 Avenue of the Americas | New York, New York | 10105
(born October 1950)

Principal Occupation(s) During Past 5 Years: James T. Shotwell Professor Emerita of International Relations, School of International and Public Affairs, Columbia University; prior to January 2016, President of the American University in Cairo

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (7 portfolios); Member Emerita, Human Rights Watch; Member, Advisory Board, School of Public Affairs, Sciences Po (Institute of Political Studies), Paris; Trustee, Hertie School of Governance (Berlin); Trustee, Tufts University

Candace K. Beinecke(2) | Trustee (Chair) | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born December 1946)

Principal Occupation(s) During Past 5 Years: Senior Partner, Hughes Hubbard & Reed LLP; prior to April 2017, Chair, Hughes Hubbard & Reed LLP

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (Chair) (7 portfolios); Board Member, CBS Corporation; Director, ALSTOM; Lead Trustee, Vornado Realty Trust; Trustee, Metropolitan Museum of Art; Trustee, Chairman, The Wallace Foundation; Director, Partnership for New York City

(1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(2)  Ms. Beinecke also served as trustee of a predecessor fund to Fund of America since 1996.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2018

Additional Information (unaudited)

Independent Trustees(1)—(continued)

Jean D. Hamilton | Trustee | March 2003 to present
1345 Avenue of the Americas | New York, New York | 10105
(born January 1947)

Principal Occupation(s) During Past 5 Years: Private Investor/Independent Consultant/Member, Brock Capital Group LLC;

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (7 portfolios); Director, RenaissanceRe Holdings Ltd; Chairman, Investment Committee, Thomas Cole National Historic Site; Member, Investment Advisory Committee, Liz Claiborne and Art Ortenberg Foundation; prior to June 2012, Director, Four Nations

James E. Jordan | Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1944)

Principal Occupation(s) During Past 5 Years: Private Investor and Independent Consultant

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (7 portfolios); Director, JZ Capital Partners, Plc. (Guernsey investment trust company); Director, Alpha Andromeda Investment Trust Co., S.A.; Board of Overseers, Gennadias Library, American School of Classical Studies, Athens; Director, Pro Natura de Yucatan; prior to May 2017, Trustee, World Monuments Fund

William M. Kelly(3) | Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born February 1944)

Principal Occupation(s) During Past 5 Years: Private Investor

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (7 portfolios); Trustee Emeritus, St. Anselm College; Director, Sergi S. Zlinkoff Fund for Medical Research and Education; Savannah Book Festival Investment Committee

(1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(3)  Mr. Kelly also served as trustee of a predecessor fund to Fund of America since 1998.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2018

Additional Information (unaudited)

Independent Trustees(1)—(continued)

Paul J. Lawler | Trustee | March 2002 to present
1345 Avenue of the Americas | New York, New York | 10105
(born May 1948)

Principal Occupation(s) During Past 5 Years: Private Investor

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (7 portfolios); Trustee and Audit Chair, The American University in Cairo; Trustee, registered investment companies advised by affiliates of The Blackstone Group, L.P. (4 portfolios); Trustee, Ravena Coeymans Historical Society; Trustee, Coeymans Heritage Society

Interested Trustees(4)

John P. Arnhold | Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past 5 Years: Director, First Eagle Holdings, Inc.; Managing Member, Arnhold LLC; prior to July 2017, Director, First Eagle Investment Management LLC; President, First Eagle Funds; President, First Eagle Variable Funds; Director, FEF Distributors, LLC; prior to March 2016, Co-President and Co-CEO First Eagle Holdings, Inc.; CIO and Chairman, First Eagle Investment Management, LLC; CEO and Chairman, FEF Distributors, LLC; prior to February 2010, CEO, First Eagle Investment Management, LLC

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (7 portfolios); Chairman and Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, WNET.org; Trustee Emeritus, Trinity Episcopal Schools Corp.; Trustee, Jazz at Lincoln Center; Chairman, International Tennis Hall of Fame; Member, Investment Committee of the USTA; Managing Member, New Eagle Holdings Management Company, LLC; Trustee, UC Santa Barbara Foundation; prior to January 2018, Director, First Eagle Amundi; prior to June 2016, Trustee, Vassar College

(1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(4)  The term of office of each Interested Trustee is indefinite.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2018

Additional Information (unaudited)

Interested Trustees(5)—(continued)

Jean-Marie Eveillard | Trustee | June 2008 to present
1345 Avenue of the Americas | New York, New York | 10105
(born January 1940)

Principal Occupation(s) During Past 5 Years: Senior Adviser to First Eagle Investment Management, LLC since March 2009; formerly, Senior Vice President, First Eagle Investment Management, LLC since January 2000; previously, Portfolio Manager of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, and First Eagle Variable Funds (portfolio management tenure: 1979-2004, March 2007-March 2009)

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (7 portfolios); Director, Varenne Capital Partners, (French money management firm), Board member, Perspective (South African money management firm); Trustee, FIAF (Alliance Francaise); prior to March 2015, Trustee, The Frick Collection

Officers(6)

Mehdi Mahmud | President | June 2017 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1972)

Principal Occupation(s) During Past Five (5) Years: President and Chief Executive Officer, First Eagle Investment Management, LLC; President, First Eagle Funds; Director, First Eagle Amundi; Chief Executive Officer and President, First Eagle Private Credit, LLC; Prior to March 2016, Chairman and Chief Executive Officer, Jennison Associates LLC; prior to 2012, Vice Chairman and Chief Operating Officer, Jennison Associates LLC

Robert Bruno | Senior Vice President | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born June 1964)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; President, FEF Distributors, LLC; Senior Vice President, First Eagle Funds

Joseph T. Malone | Chief Financial Officer | September 2008 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1967)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Funds

(5)  The term of office of each Interested Trustee is indefinite.

(6)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2018

Additional Information (unaudited)

Officers(6)—(continued)

Albert Pisano | Chief Compliance Officer | July 2015 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1960)

Principal Occupation(s) During Past Five (5) Years: Chief Compliance Officer and Senior Vice President, First Eagle Investment Management, LLC; Chief Compliance Officer, First Eagle Funds; prior to June 2014, Director and Chief Compliance Officer of Allianz Global Investors Fund Management LLC, and also served as Deputy Chief Compliance Officer for Allianz Global Investors U.S. LLC

David O'Connor | General Counsel | December 2017 to present
1345 Avenue of the Americas | New York, New York | 10105
(born February 1966)

Principal Occupation(s) During Past Five (5) Years: General Counsel and Senior Vice President, First Eagle Investment Management, LLC; General Counsel, First Eagle Funds; General Counsel, First Eagle Holdings, Inc.; Secretary and General Counsel, FEF Distributors, LLC; Director, First Eagle Amundi; General Counsel and Secretary, First Eagle Private Credit, LLC; Director, First Eagle Investment Management, Ltd.; prior to January 2017, Investment Management Consultant; prior to June 2015, Executive Vice President Strategic Investment Initiatives and General Counsel, Delaware Investments

Sheelyn Michael | Secretary and Deputy General Counsel | December 2017 to present (Deputy General Counsel); December 2018 to present (Secretary)
1345 Avenue of the Americas | New York, New York | 10105
(born September 1971)

Principal Occupation(s) During Past Five (5) Years: Deputy General Counsel and Senior Vice President, First Eagle Investment Management, LLC; Secretary and Deputy General Counsel, First Eagle Funds; Deputy General Counsel and Assistant Secretary, First Eagle Private Credit, LLC; Director, First Eagle Investment Management, Ltd.; prior to September 2014, Associate, Dechert LLP

Tricia Larkin | Treasurer | March 2016 to present
1345 Avenue of the Americas | New York, New York | 10105
(born July 1979)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Treasurer, First Eagle Funds; prior to March 2016, Vice President of Fund Administration, State Street Corporation; prior to November 2013, Director of Fund Administration, Assistant Vice President, State Street Corporation

(6)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2018

Additional Information (unaudited)

Officers(6)—(continued)

Michael Luzzatto | Vice President | December 2004 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1977)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Vice President, First Eagle Funds

Neal Ashinsky | Assistant Treasurer | October 2015 to present
1345 Avenue of the Americas | New York, New York | 10105
(Born October 1987)

Principal Occupation(s) During Past Five (5) Years: Vice President, First Eagle Investment Management, LLC; Assistant Treasurer, First Eagle Funds; prior to August 2015, Advisory Senior Associate, KPMG LLP; prior to November 2014, Assurance Senior Associate, PwC LLP

Thomas Meyer | Assistant Treasurer | April 2018 to present
1345 Avenue of the Americas | New York, New York | 10105
(Born March 1982)

Principal Occupation(s) During Past Five (5) Years: Assistant Vice President, First Eagle Investment Management, LLC; Assistant Treasurer, First Eagle Funds; prior to September 2017, Assurance Manager, PwC LLP

(6)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2018

First Eagle Funds

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Jean-Marie Eveillard

Jean D. Hamilton

James E. Jordan

William M. Kelly

Paul J. Lawler

Officers

Mehdi Mahmud

President

Robert Bruno

Senior Vice President

Joseph T. Malone

Chief Financial Officer

Albert Pisano

Chief Compliance Officer

David O'Connor

General Counsel

Sheelyn Michael

Secretary & Deputy General Counsel

Tricia Larkin

Treasurer

Michael Luzzatto

Vice President

Neal Ashinsky

Assistant Treasurer

Thomas Meyer

Assistant Treasurer

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Shearman & Sterling LLP

599 Lexington Avenue
New York, NY 10022

Custodian

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, Floor 16,
Brooklyn, New York, 11245

Shareholder Servicing Agent

DST Systems, Inc.

330 West 9th Street
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Funds.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2018

First Eagle Investment Management, LLC

1345 Avenue of the Americas, New York, NY 10105-0048

800.334.2143 www.feim.com

Item 2.                                 Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.  Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.                                 Audit Committee Financial Expert.

The Board of Trustees of the registrant has designated Paul J. Lawler, William M. Kelly and Jean Hamilton as Audit Committee Financial Experts.  Mr. Lawler, Mr. Kelly and Ms. Hamilton are considered by the Board to be independent trustees.

Item 4.                                 Principal Accountant Fees and Services

(a)         Audit Fees:

For the years ended December 31, 2018 and December 31, 2017, the aggregate PricewaterhouseCoopers LLP(PwC) audit fees for professional services rendered to the registrant were approximately $37,250 and $39,115, respectively.  Fees included in the audit fees category are those associated with the annual audits of the financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit Related Fees:

For the years ended December 31, 2018 and December 31, 2017, the aggregate PwC fees for assurance and related services rendered to the registrant were approximately $0 and $0, respectively.

(c)          Tax Fees:

In each year ended December 31, 2018 and December 31, 2017, the aggregate tax fees billed by PwC for professional services rendered to the registrant were approximately $44,500 and $44,500, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to audits. This category comprises fees for tax compliance and preparation of tax returns.

(d)         All Other Fees:

In each of the years ended December 31, 2018 and December 31, 2017, there were no fees billed by PwC for products and services, other than 4(a)-(c) above, rendered to the registrant.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval by the committee or a designated member thereof.  If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting.  Waiver of pre-approval for audit and non-audit services requiring fees of a de minimis amount is not permitted.

(e)(2) No services included in (b) — (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) According to PwC, for the year ended December 31, 2018, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent year that were attributable to work performed by persons who are not full-time, permanent employees of PwC was 0%.

(g) Other than as described in the table above, the aggregate fees billed for the most recent year and the preceding year by the registrant’s principal accountant for non-audit services rendered to the registrant (“covered”), its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser (“non-covered”) that provides ongoing services to the registrant was $0 in 2018 and 2017.

(h) Not applicable.

Item 5.                                 Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.                                 Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.                                 Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.                                 Portfolio Managers of Closed-End Investment companies.

Not applicable.

Item 9.                                 Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.                          Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 11.                          Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent half-year (the registrant’s second half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                          Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)):  Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Variable Funds

By (Signature and Title)*	/s/ Mehdi Mahmud
Mehdi Mahmud, President

Date: March 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mehdi Mahmud
Mehdi Mahmud, President

Date: March 6, 2019

By (Signature and Title)*	/s/ Joseph T. Malone
Joseph T. Malone, Principal Financial Officer

Date: March 6, 2019

*                            Print the name and title of each signing officer under his or her signature.